UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4237

Dreyfus Insured Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Insured Municipal Bond Fund, Inc.

ANNUAL REPORT April 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Information About the Review and Approval
of the Fund's Management Agreement
31	Board Members Information
33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Insured Municipal Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Insured Municipal Bond Fund, Inc., covering the 12-month period from May 1, 2005, through April 30, 2006.

Since June 2004, the Federal Reserve Board (the "Fed") has attempted to manage U.S. economic growth and forestall potential inflation by gradually raising short-term interest rates. Recently, Fed Chairman Ben Bernanke suggested that the Fed may soon pause to assess current economic data and evaluate the impact of its credit tightening campaign. In our view, the Fed's efforts so far have largely been successful: the economy has grown at a moderate pace, the unemployment rate has dropped to multi-year lows, corporate profits have risen, and inflation has remained low despite volatile energy prices.

However, the municipal bond market is more likely to be influenced not by what the Fed already has accomplished, but by investors' expectations of what is to come, including the Fed's decision to increase interest rates further, maintain them at current levels or reduce them to stimulate future growth.We believe that this decision will depend largely on the outlook for core inflation in 2007. The Fed probably can stand pat as long as it expects inflation to remain subdued. But if inflationary pressures build in an expanding economy, the Fed may choose to resume tightening later this year.As always, we urge you to discuss with your financial advisor the potential implications of these possibilities on your investments.

For information about how the fund performed, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2006

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended April 30, 2006, the fund achieved a total return of 1.53% .1 In comparison, the Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark index, achieved a total return of 2.16% for the same period.2 In addition, the fund is reported in the Lipper Insured Municipal Debt Funds category, and the average total return for all funds reported in the category was 1.30% for the reporting period.3

Despite rising interest rates in a growing economy, municipal bond prices held up relatively well over the reporting period due to low inflation and robust investor demand for a more limited supply of newly issued securities. The fund produced a return that was better than its Lipper category average. However, the fund underperformed its benchmark, which contains bonds with a variety of credit profiles, not just insured securities, and does not reflect fund fees and expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in investment-grade municipal bonds that provide income exempt from federal personal income tax. These bonds will be insured as to the timely payment of principal and interest by recognized insurers of municipal bonds.4 The dollar-weighted average maturity of the fund's portfolio normally exceeds 10 years, but the fund is not subject to any maturity restrictions.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond's

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

Although rising short-term interest rates in a growing economy historically have tended to erode bond prices, high-quality municipal bonds retained much of their value during the reporting period.We attribute the market's resilience to persistently low inflation, which appeared to reassure fixed-income investors, robust investor demand for tax-exempt income and a declining supply of newly issued securities.

The fund also benefited during the reporting period from better fiscal conditions for most states and municipalities.The strong U.S. economy helped most states achieve budget surpluses for their current fiscal years, enabling them to reduce their borrowing activity in the municipal bond market.At the same time, investor demand for newly issued securities has remained ample, putting upward pressure on bond prices.

Because we expected short-term interest rates to rise more steeply than long-term rates in this environment, we generally emphasized securities with maturities in the 20- to 30-year range, and we maintained relatively light exposure to intermediate- and shorter-term bonds. Indeed, longer-term securities performed better than other maturities for most of the reporting period, enabling the fund to participate fully in the market's strength. In March and April 2006, however, prices of longer-term securities began to decline as investors grew more concerned about potential inflationary pressures, including renewed volatility in energy prices. Still, the market's recent weakness was not enough to erase the fund's positive absolute returns for the reporting period overall.

Finally, a number of the fund's holdings were "pre-refunded" by their issuers during the reporting period, a process in which new debt is issued at lower rates and a portion of the proceeds is set aside to redeem existing, higher yielding issues at the first available opportunity. Because repayment of principal is assured when bonds are pre-refunded, their prices generally rise.

What is the fund's current strategy?

Although we believe the Federal Reserve Board may be close to the end of the current credit tightening cycle, we expect one or more additional rate hikes in the months ahead before it pauses to assess the impact of a more restrictive monetary policy on inflation and economic growth.Therefore, we have maintained the fund's emphasis on longer-term securities. However, we may adjust this strategy when we see signs that interest rates have peaked, including possibly shifting our focus toward securities in the intermediate-term range.

May 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking currently in effect. Had these expenses not been absorbed, the fund's return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
However, the bonds in the index generally are not insured. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.
[4]	Portfolio insurance extends to the repayment of principal and payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund's shares.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Insured Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index

Average Annual Total Returns	as of 4/30/06
		1 Year	5 Years	10 Years

Fund		1.53%	4.54%	5.06%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Insured Municipal Bond Fund, Inc. on 4/30/96 to
a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in municipal securities which are insured as to the timely payment of principal and interest by recognized issuers of municipal securities.The fund's performance shown in the line graph takes into account all applicable fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, the bonds in the Index are generally not insured. The Index also does not take into account charges, fees and other expenses. All of these factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. Neither fund shares nor the market value of its portfolio securities are insured.

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Insured Municipal Bond Fund, Inc. from November 1, 2005 to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2006

Expenses paid per $1,000 †	$ 4.04
Ending value (after expenses)	$1,013.20

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2006

Expenses paid per $1,000 †	$ 4.06
Ending value (after expenses)	$1,020.78

† Expenses are equal to the fund's annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fund

7

STATEMENT OF INVESTMENTS April 30, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.6%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—3.1%
Alabama Drinking Water Finance
Authority, Revolving Fund Loan
(Insured; AMBAC)	4.00	8/15/28	1,000,000	893,050
Aubum University,
General Fee Revenue
(Insured; MBIA)	5.75	6/1/17	1,000,000	1,081,050
Birmingham,
GO Capital Improvement
(Insured; AMBAC)	5.00	12/1/32	1,780,000	1,820,531
Alaska—4.1%
Alaska International Airports
System, Revenue (Insured; AMBAC)	5.75	10/1/12	4,500,000 [a]	4,975,695
California—6.2%
California Infrastructure and
Economic Development Bank,
Revenue (Workers Compensation
Relief) (Insured; AMBAC)	5.25	10/1/14	375,000	404,970
Glendora Unified School District,
GO (Insured; MBIA)	5.25	8/1/26	1,400,000 [b]	1,506,288
Golden State Tobacco
Securitization, Enhanced
Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/29	1,670,000	1,704,619
Los Angeles Department of Water
and Power, Power System
Revenue (Insured; MBIA)	5.00	7/1/24	1,500,000	1,538,730
San Diego Unified School District
(Insured; FGIC)	0.00	7/1/15	3,690,000	2,459,643
Colorado—2.5%
Adams County,
PCR (Public Service Co. of
Colorado Project) (Insured; MBIA)	4.38	9/1/17	2,000,000	1,988,060
Douglas County School District,
Number 1 Reorganized, Douglas
and Elbert Counties (Colorado
School District Enhance
Program) (Insured; FGIC)	5.75	12/15/17	1,000,000	1,113,480

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut—1.7%
Connecticut, Special Tax
Obligation Revenue
(Transportation Infrastructure
Purpose) (Insured; FGIC)	5.00	1/1/23	2,000,000	2,079,300
Delaware—5.9%
Delaware Economic Development
Authority, Water Revenue
(United Water Delaware Inc.
Project) (Insured; AMBAC)	6.20	6/1/25	5,000,000	5,108,950
Delaware River and Bay Authority,
Revenue (Insured; MBIA)	5.25	1/1/13	2,015,000 [a]	2,169,107
Florida—3.1%
Orange County,
Sales Tax Revenue (Insured; FGIC)	5.13	1/1/23	1,000,000	1,049,860
Tampa Bay Water,
Utility System Improvement
Revenue (Insured; FGIC)	5.25	10/1/19	2,575,000	2,720,848
Idaho—1.7%
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/12	45,000 [a]	48,591
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/22	1,955,000	2,079,064
Illinois—3.0%
Chicago,
GO (Insured; FGIC)	5.50	7/1/10	675,000 [a]	726,138
Chicago,
GO (Insured; FGIC)	5.50	1/1/40	325,000	346,050
Chicago O'Hare International
Airport, Revenue (General Airport
Third Lien) (Insured; MBIA)	5.25	1/1/27	2,500,000	2,578,625
Indiana—3.0%
Indiana Educational Facilities
Authority, Educational Facilities
Revenue (Butler University
Project) (Insured; MBIA)	5.50	2/1/26	3,500,000	3,710,875

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kansas—1.9%
Neosho County Unified School
Disctrict Number 413, GO
(Insured; FSA)	5.00	9/1/20	1,075,000	1,124,536
Neosho County Unified School
District Number 413, GO
(Insured; FSA)	5.00	9/1/21	1,200,000	1,253,580
Missouri—3.5%
Metropolitan Saint Louis Sewer
District, Wastewater System
Revenue (Insured; MBIA)	5.00	5/1/34	1,500,000	1,545,375
Saint Louis,
Airport Revenue (Airport
Development Program)
(Insured; MBIA)	5.63	7/1/11	2,500,000 [a]	2,716,650
New Jersey—8.2%
New Jersey Economic Development
Authority, PCR (Public Service
Electric and Gas Co. Project)
(Insured; MBIA)	6.40	5/1/32	7,100,000	7,190,809
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; AMBAC)	5.00	1/1/35	1,500,000	1,535,565
Rutgers, The State University,
GO (Insured; FGIC)	5.00	5/1/31	1,245,000	1,286,048
New York—10.9%
Metropolitan Transportation
Authority (State Service
Contract) (Insured; MBIA)	5.50	1/1/20	2,000,000	2,160,880
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/19	5,000,000	5,419,150
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; FGIC)	5.00	11/15/32	1,350,000	1,387,976
New York City
(Insured; FSA)	5.25	8/15/15	2,000,000	2,150,500
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue
(Insured; MBIA)	5.00	6/15/28	1,000,000	1,036,670

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Sales Tax Asset Receivable Corp.,
Sales Tax Asset Revenue
(Insured; MBIA)	5.00	10/15/24	1,000,000	1,043,080
North Carolina—.9%
Catawba County,
COP (Catawba County Public
School and Community
College Facilities Project)
(Insured; MBIA)	5.25	6/1/16	1,000,000	1,067,610
Ohio—4.2%
Cincinnati City School District,
Classroom Facilities
Construction and
Improvement (Insured; FSA)	5.00	12/1/31	1,655,000	1,704,964
Cleveland State University,
General Receipts (Insured; FGIC)	5.00	6/1/34	1,150,000	1,183,476
Ohio Turnpike Commission,
Turnpike Revenue
(Insured; FGIC)	5.50	2/15/17	1,995,000	2,209,742
Oregon—1.3%
Oregon, Department of
Administrative Services,
Lottery Revenue (Insured; FSA)	5.00	4/1/12	1,500,000	1,591,380
Pennsylvania—1.3%
Perkiomen Valley School District,
GO (Insured; FSA)	5.25	3/1/28	1,550,000	1,638,071
South Carolina—2.2%
Spartanburg Sanitary Sewer
District, Sewer System
Revenue (Insured; MBIA)	5.25	3/1/30	1,000,000	1,055,460
University of South Carolina,
Athletic Facilities Revenue
(Insured; AMBAC)	5.50	5/1/22	1,575,000	1,686,431
Texas—7.4%
Houston Area Water Corp.,
City of Houston Contract
Revenue (Northeast Water
Purification Plant Project)
(Insured; FGIC)	5.25	3/1/23	2,470,000	2,602,590

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
San Antonio,
Water System Revenue
(Insured; FSA)	5.50	5/15/19	1,000,000	1,074,510
San Antonio,
Water System Revenue
(Insured; FSA)	5.50	5/15/20	2,500,000	2,680,750
Texas Turnpike Authority,
Revenue (Central Texas Turnpike
System) (Insured; AMBAC)	5.50	8/15/39	2,500,000	2,683,900
Utah—1.6%
Utah State University,
Student Fee and Housing System
Revenue (Insured; MBIA)	5.00	4/1/29	1,850,000	1,904,186
Virginia—8.4%
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000	1,635,675
Richmond,
GO Public Improvement
(Insured; FSA)	5.50	7/15/11	1,225,000	1,326,381
Upper Occoquan Sewer Authority,
Regional Sewer Revenue
(Insured; MBIA)	5.15	7/1/20	5,210,000	5,638,575
Virginia University,
Revenue (General Pledge)
(Insured; AMBAC)	5.00	5/1/14	1,615,000	1,713,596
West Virginia—10.2%
West Virginia
(Insured; FGIC)	0.00	11/1/26	5,450,000	2,003,311
West Virginia
(Insured; FGIC)	6.50	11/1/26	2,600,000	3,142,412
West Virginia Building Commission,
LR (West Virginia Regional
Jail) (Insured; AMBAC)	5.38	7/1/21	2,505,000	2,748,336
West Virginia Higher Education
Policy Commission, Revenue
(Higher Education Facilities)
(Insured; FGIC)	5.00	4/1/29	2,000,000	2,054,560

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

West Virginia (continued)
West Virginia Water Development
Authority, Water Development
Revenue (Loan Program II)
(Insured; AMBAC)	5.25	11/1/23	1,000,000	1,067,090
West Virginia Water Development
Authority, Water Development
Revenue (Loan Program II)
(Insured; AMBAC)	5.00	11/1/29	1,400,000	1,445,528
U.S. Related—1.3%
Puerto Rico Highway and Transportation
Authority, Transportation
Revenue (Insured; FGIC)	5.50	7/1/12	1,500,000	1,636,935
Total Long-Term Municipal Investments
(cost $115,272,041)				119,449,812

Short-Term Municipal
Investments—1.6%

Michigan—.8%
Royal Oak Hospital Finance
Authority, HR, Refunding
(William Beaumont Hospital
Obligated Group) (Insured;
AMBAC and Liquidity Facility;
Morgan Stanley Bank)	3.75	5/1/06	1,000,000 [c]	1,000,000
Tennessee—.8%
Sevier County Public Building
Authority, Local Government
Public Improvement (Insured;
FSA and Liquidity Facility;
JPMorgan Chase Bank)	3.82	5/1/06	1,000,000 [c]	1,000,000
Total Short-Term Municipal Investments
(cost $2,000,000)				2,000,000

Total Investments (cost $117,272,041)			99.2%	121,449,812
Cash and Receivables (Net)			.8%	922,509
Net Assets			100.0%	122,372,321

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.
[d] At April 30, 2006, 29.3% of the fund's net assets are insured by AMBAC and 32.6% are insured by MBIA.

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance
Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	RAC	Revenue Anticipation
Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage
Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue
Anticipation Notes
XLCA	XL Capital Assurance

14

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

AAA		Aaa		AAA	99.2
F1		MIG1/P1		SP1/A1	.8
					100.0

† Based on total investments. See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES April 30, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	117,272,041	121,449,812
Cash		844,038
Interest receivable		1,850,070
Receivable for shares of Common Stock subscribed		144
Prepaid expenses		11,800
		124,155,864

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		83,269
Payable for investment securities purchased		1,494,808
Payable for shares of Common Stock redeemed		143,913
Accrued expenses		61,553
		1,783,543

Net Assets ($)		122,372,321

Composition of Net Assets ($):
Paid-in capital		118,559,426
Accumulated undistributed investment income—net		25,709
Accumulated net realized gain (loss) on investments		(390,585)
Accumulated net unrealized appreciation
(depreciation) on investments		4,177,771

Net Assets ($)		122,372,321

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		6,956,619
Net Asset Value, offering and redemption price per share—Note 3(d)($)		17.59

See notes to financial statements.

16

STATEMENT OF OPERATIONS Year Ended April 30, 2006
Investment Income ($):
Interest Income	5,926,143
Expenses:
Management fee—Note 3(a)	774,820
Service plan and prospectus fees—Note 3(b)	99,877
Shareholder servicing costs—Note 3(b)	68,060
Professional fees	59,763
Registration fees	22,582
Custodian fees	15,634
Shareholders' reports	12,331
Directors' fees and expenses—Note 3(c)	10,370
Loan commitment fees—Note 2	880
Miscellaneous	17,729
Total Expenses	1,082,046
Investment Income—Net	4,844,097

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(259,332)
Net unrealized appreciation (depreciation) on investments	(2,586,733)
Net Realized and Unrealized Gain (Loss) on Investments	(2,846,065)
Net Increase in Net Assets Resulting from Operations	1,998,032

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2006	2005

Operations ($):
Investment income—net	4,844,097	5,172,330
Net realized gain (loss) on investments	(259,332)	(289,539)
Net unrealized appreciation
(depreciation) on investments	(2,586,733)	4,184,896
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,998,032	9,067,687

Dividends to Shareholders from ($):
Investment income—net	(4,804,483)	(5,132,469)
Net realized gain on investments	—	(1,607,010)
Total Dividends	(4,804,483)	(6,739,479)

Capital Stock Transactions ($):
Net proceeds from shares sold	2,737,716	5,310,232
Dividends reinvested	3,276,730	4,728,579
Cost of shares redeemed	(14,607,399)	(18,147,637)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(8,592,953)	(8,108,826)
Total Increase (Decrease) in Net Assets	(11,399,404)	(5,780,618)

Net Assets ($):
Beginning of Period	133,771,725	139,552,343
End of Period	122,372,321	133,771,725
Undistributed investment income—net	25,709	13,502

Capital Share Transactions (Shares):
Shares sold	153,051	295,100
Shares issued for dividends reinvested	183,259	263,313
Shares redeemed	(817,646)	(1,014,763)
Net Increase (Decrease) in Shares Outstanding	(481,336)	(456,350)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended April 30,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	17.99	17.68	18.35	17.84	17.64
Investment Operations:
Investment income—net [a]	.67	.68	.73	.80	.81
Net realized and unrealized
gain (loss) on investments	(.40)	.51	(.63)	.59	.25
Total from Investment Operations	.27	1.19	.10	1.39	1.06
Distributions:
Dividends from investment income—net	(.67)	(.67)	(.73)	(.79)	(.80)
Dividends from net realized
gain on investments	—	(.21)	(.04)	(.09)	(.06)
Total Distributions	(.67)	(.88)	(.77)	(.88)	(.86)
Net asset value, end of period	17.59	17.99	17.68	18.35	17.84

Total Return (%)	1.53	6.81	.51	7.98	6.08

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84	.91	.94	.95	.95
Ratio of net expenses
to average net assets	.84	.82	.85	.85	.85
Ratio of net investment income
to average net assets	3.75	3.78	4.03	4.39	4.50
Portfolio Turnover Rate	33.86	42.49	74.22	45.87	58.16

Net Assets, end of period ($ x 1,000)	122,372	133,772	139,552	157,250	151,816

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company.The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $34,581, accumulated capital losses $407,575 and unrealized appreciation $4,336,099. In addition, the fund had $141,338 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2006. If not applied,$289,539 of the carryover expires in fiscal 2013 and $118,036 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2006 and April 30, 2005 were as follows: tax exempt income $4,804,483 and $5,132,469, ordinary income $0 and $384,076 and long-term capital gains $0 and $1,222,934, respectively.

During the period ended April 30, 2006, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $27,407, increased accumulated net realized gain (loss) on investments by $158,286 and decreased paid-in capital by $130,879. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. During the period ended April 30, 2006, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund reimburses the Distributor for distributing the fund's shares, servicing shareholder accounts ("servicing") and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an aggregate annual rate of up to .20% of the value of the fund's average daily net assets.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2006, the fund was charged $99,877 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2006, the fund was charged $49,472 pursuant to the transfer agency agreement.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2006, the fund was charged $3,814 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $60,475, Rule 12b-1 service plan fees $13,510, chief compliance officer fees $1,284 and transfer agency per account fees $8,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of fund's exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2006, amounted to $43,219,537 and $53,276,976, respectively.

At April 30, 2006, the cost of investments for federal income tax purposes was $117,113,713; accordingly, accumulated net unrealized appreciation on investments was $4,336,099, consisting of $4,505,514 gross unrealized appreciation and $169,415 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Insured Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Insured Municipal Bond Fund, Inc., including the statement of investments, as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Insured Municipal Bond Fund, Inc. at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 2, 2006

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2006 as "exempt-interest dividends" (not generally subject to regular federal income tax).As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on November 14, 2005, the Board considered the re-approval for an annual period of the fund's Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board members also reviewed the number of shareholder accounts in the fund and the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee, and Expense Ratio. The Board members reviewed the fund's performance, management fee, and expense ratio and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages. The group of comparable funds previously was approved by the Board for this purpose, and was prepared using a Board-approved selec-

The Fund 27

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

tion methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category (the "Insured Municipal Debt Funds" category) as the fund.The Board members discussed the results of the comparisons for various periods ended September 30, 2005. The Board noted that the fund's yield performance was higher than the Lipper category averages but lower than the comparison group averages for the 1-year, 3-year, 5-year, and 10-year periods.The Board members noted that the fund's total return performance was higher than the Lipper category averages for the 1-year, 3-year, and 5-year periods, but lower than the Lipper category average for the 10-year period and lower than the comparison group averages for these periods.The Board also noted the Fund's improved relative yield and total return performance for the 1-year period compared with the prior year's results.

The Board members also discussed the fund's management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group. The Board members noted that the fund's management fee was higher than the majority of the management fees for the comparison group funds and that the fund's expense ratio was the same as the comparison group average and lower than the Lipper category average.

The Manager's representatives noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies (and, as to mutual funds, in the same Lipper category) as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager's representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be appropriately realized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements in effect with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to contin-

The Fund 29

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

uation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as provides certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 185
———————
David W. Burke (70)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 79
———————
William Hodding Carter III (71)
Board Member (1988)
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2005)
Other Board Memberships and Affiliations:
• Independent Sector, Director
• The Century Foundation, Director
• The Enterprise Corporation of the Delta, Director
• Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (65)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
• Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 37

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Richard C. Leone (66)
Board Member (1985)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (68)
Board Member (1985)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Multi-Strategy Fund LLC
Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Melvin (42)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (68)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Visiting Nurse Service of New York, Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 11
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third- party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

NOTES

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0306AR0406

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,480 in 2005 and $30,881 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,670 in 2005 and $3,220 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0in 2006

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $116 in 2005 and $117 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $686,197 in 2005 and $718,507 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Insured Municipal Bond Fund, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	June 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	June 30, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	June 30, 2006

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b) Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)